FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2006

UNITED STATES CELLULAR CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8410 West Bryn Mawr, Suite 700, Chicago, Illinois		60631
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (773) 399-8900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

                Telephone and Data Systems, Inc. (“TDS”), the parent company of United States Cellular Corporation (“U.S. Cellular”), has established and maintains the Telephone and Data Systems, Inc. Supplemental Executive Retirement Plan (the “SERP”) for the benefit of eligible employees of TDS and certain subsidiaries of TDS, including U.S. Cellular.  This plan provides supplemental benefits to offset the reduction of benefits under the TDS Pension Plan caused by the limitation on annual employee compensation which can be considered for tax qualified pension plans under the Internal Revenue Code. The SERP is a non-qualified deferred compensation plan and is unfunded.

On November 2, 2006, TDS amended and restated the SERP to comply with the American Jobs Creation Act of 2004 and related U.S. Treasury guidance issued in 2005 and 2006 (the “Jobs Act”).

In particular, the SERP was amended and restated to (i) have all current and future accrued benefits under the SERP satisfy the provisions of the Jobs Act without the application of any grandfather rule to preserve the prior law; (ii) determine eligibility and secure initial deferral elections for new SERP participants prior to the beginning of their first year of participation; (iii) require a six month delay after a participant terminates employment before any initial SERP payment is made; (iv) include a subsequent payment election which will allow participants at least six months before termination of employment to elect to delay the first SERP payment for a period of five or more years after the date such payment would otherwise be made; and (v) allow all SERP participants to make new payment elections in 2005.

The foregoing brief summary is qualified by reference to the Telephone and Data Systems, Inc. Supplemental Executive Retirement Plan (As Amended and Restated, Effective January 1, 2005), a copy of which is incorporated by reference into this Form 8-K as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)       Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date:  November 6, 2006

By:	/s/ Kenneth R. Meyers
Kenneth R. Meyers
Executive Vice President — Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
No.	Description
99.1

Telephone and Data Systems, Inc. Supplemental Executive Retirement Plan (As Amended and Restated, Effective January 1, 2005), is hereby incorporated by reference from Exhibit 99.1 to TDS’s Current Report on Form 8-K dated November 2, 2006